                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        Date of Report:  March 16, 2001

                             LIBERTY DIGITAL, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-22815                 84-1380293
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


                        1100 Glendon Avenue, Suite 2000
                             Los Angeles, CA  90025
            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (310) 209-3600



____________________________________________________________________________
          (Former name or former address, if changed from last report)

                             LIBERTY DIGITAL, INC.


                                    FORM 8-K


                                March 16, 2001


                          ___________________________


Item 7.  Financial Statements, Pro Forma Information and Exhibits
         --------------------------------------------------------

         c.  Exhibits

         The following exhibits are filed with this current report on Form 8-K:

         Exhibit No.    Exhibit
         ----------     -------

            99.1        Press release of Liberty Digital, Inc. dated March 5,
                        2001

Item 9.  Regulation FD Disclosure
         ------------------------

         On March 5, 2001, Liberty Digital, Inc. issued a press release to announce operating results for the three and twelve months ended December 31, 2000, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LIBERTY DIGITAL, INC.
                                         ---------------------
                                              (Registrant)


                                         /s/  Mark D. Rozells
                                         ----------------------------
                                         Mark D. Rozells
                                         Executive Vice President and
                                         Chief Financial Officer

    March 16, 2001
-----------------------
        Date

                                       3